Exhibit 10.4

Execution Version

SECOND AMENDMENT TO THE

STOCKHOLDERS AGREEMENT

This SECOND AMENDMENT (this “Amendment”) to the Stockholders Agreement (defined below), is dated as of January 9, 2017, and amends the Stockholders Agreement, dated as of March 29, 2016, among KKR Real Estate Finance Trust Inc., a Maryland corporation (“KREF”), KKR Real Estate Finance Manager LLC, a Delaware limited liability company (“KKR Manager”), KKR Fund Holdings L.P., an exempted limited partnership formed under the laws of the Cayman Islands (“Fund Holdings”) and the Stockholders set forth on the signature pages thereto (as amended by the First Amendment dated as of September 29, 2016, the “Stockholders Agreement”).

WHEREAS, the Stockholders party hereto represent holders of a majority of the REIT Shares owned by the Stockholders (the “Consenting Holders”); and

WHEREAS, pursuant to Section 5.04 of the Stockholders Agreement, KREF, Fund Holdings and the Consenting Holders desire to amend the terms of the Stockholders Agreement as provided below.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                      Definitions.  Unless otherwise defined herein, terms defined in the Stockholders Agreement and used herein shall have the respective meanings given to them in the Stockholders Agreement.

2.                                      Amendment to Article I.  The defined term “Affiliate” in Article I of the Stockholders Agreement is hereby amended by replacing it with the following:

““Affiliate” means, when used with respect to a Person, any Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, the Person specified; provided, however, that notwithstanding the foregoing “Affiliate” shall not include a portfolio company of any Person or such Person’s Affiliates, except in the case of Sections 2.05 and 4.04(a).”

3.                                      Amendment to Section 2.05.  Section 2.05 of the Stockholders Agreement is hereby amended by adding the following at the end thereof:

“(measured on the basis of the face value of the securities issued by the applicable securitization vehicle); provided that, solely for purposes of this Section 2.05, KKR Real Estate Credit Opportunity Partners Aggregator I L.P. (or any other similar pooled investment vehicle managed by an Affiliate of the KKR Manager) through which KREF may indirectly invest in B-Piece Securities shall be considered a Subsidiary of KREF.  With respect to any special servicer fees (“Special Servicer Fees”) that may be received, directly or indirectly, by Fund Holdings or its Affiliates through a fee sharing agreement entered into with a special servicer of any direct or indirect investment in B-Piece Securities by KREF, KREF shall receive not less than its allocable portion of such

Special Servicer Fees, which shall be determined on a pro rata basis based on KREF’s respective percentage interest in such investment in B-Piece Securities.”

4.                                      Amendment to Section 4.01.  Section 4.01 of the Stockholders Agreement is hereby amended by inserting the following proviso at the end of the third sentence after the words “(any of the foregoing, a “Liquidity Event”)”:

“; provided that if KREF determines to commence an orderly liquidation pursuant to clause (a), then with respect to any investments in B-Piece Securities held indirectly through KKR Real Estate Credit Opportunity Partners Aggregator I L.P. (or any other similar pooled investment vehicle managed by an Affiliate of the KKR Manager), KREF shall use commercially reasonable efforts to sell its interests in such vehicle, subject to maximizing overall value to the Stockholders and Fund Holdings and any applicable legal, tax, regulatory and contractual considerations.”

5.                                      Amendment to Section 4.04.  Section 4.04 of the Stockholders Agreement is hereby amended by adding the following at the end of subclause (a):

“(for clarification, it is understood that KREF’s commitment, and ongoing capital contributions in respect of such commitment, to KKR Real Estate Credit Opportunity Partners Aggregator I L.P. (or any other similar pooled investment vehicle managed by an Affiliate of the KKR Manager) through which KREF may indirectly invest in B-Piece Securities shall not require the consents or approvals of the Advisory Board, the Independent Directors or the Stockholders pursuant to this Section 4.04), so long as such commitments are consistent with the investment limitations and other investment requirements set forth herein, including Section 4.01 hereof, and the Investment Guidelines set forth as Exhibit A to the Management Agreement;”

6.                                      Amendment to Section 4.05.  Section 4.05 of the Stockholders Agreement is hereby amended by:

a.                                      deleting the word “unanimous” in clause (v) of subsection (b) before the words “consent of the Advisory Board is required under Section 4.04”;

b.                                      replacing the third to last sentence in subsection (d) with the following:

“Except as otherwise provided in this Agreement, the Advisory Board shall act by a majority in number of its members, which action may be taken by written consent in lieu of a meeting.”;

c.                                       adding the words “in number” before the words “of the members of the Advisory Board” in the last sentence of subsection (e);

d.                                      replacing the introductory clause of subsection (j) with the following:

“Prior to the occurrence of a Public Listing, the following actions shall not be taken by KREF, directly or indirectly, without the unanimous prior approval of the Advisory Board (other than the action set forth in clause

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(i)(D) below which shall only require prior approval of at least three of the four members serving on the Advisory Board as of the date hereof):”;

e.                                       adding the words “direct or indirect” before the word “investment” at the beginning of subsection (j)(i)(A);

f.                                        adding the words “measured only with respect to non-investment grade securities held in such pool” to the end of clause (v) of subsection (j)(i)(B); and

g.                                       replacing the word “investment” with the word “Investment” in subsections (j)(ii)(D) — (H).

7.                                      Continuing Effect of the Stockholders Agreement.  This Amendment shall be construed together with, and as a part of, the Stockholders Agreement, but shall not constitute an Amendment of any provision of the Stockholders Agreement not expressly referred to herein.  Except as expressly agreed to hereby, the provisions of the Stockholders Agreement are and shall remain in full force and effect.

8.                                      Counterparts.  This Amendment may be executed in one or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.                                      Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York consistent with the Stockholders Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

KREF:

KKR REAL ESTATE FINANCE TRUST INC.

By:	/s/ William Miller
	Name:	William Miller
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Second Amendment Stockholders Agreement]

FUND HOLDINGS:

KKR FUND HOLDINGS L.P.

By: KKR Fund Holdings GP Limited, its general partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

By: KKR Group Holdings L.P., its general partner

By: KKR Group Limited, its general partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

[Signature Page to Second Amendment Stockholders Agreement]

KKR Manager:

KKR REAL ESTATE FINANCE MANAGER LLC

By:	/s/ William Miller
	Name:	William Miller
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Second Amendment Stockholders Agreement]

STOCKHOLDERS:

TACTICAL VALUE SPN-KREF HOLDINGS L.P.

By: Tactical Value SPN-SPV GP, LLC, its general partner

By:	/s/ William J. Janetscheck
	Name:	William J. Janetscheck
	Title:	Vice President

[Signature Page to Second Amendment Stockholders Agreement]

STOCKHOLDERS:

TOWNSEND REPRESENTATIVE

For and on behalf of: TREA II AIV ERISA, LP, TREA II AIV NON-ERISA L.P., LAKE TAHOE III, L.P., SA SPECIAL SITUATIONS PARTNERSHIP, L.P., TTG KREF INVESTORS LEVERAGED, LLC, TTG KREF INVESTORS UNLEVERAGED, LLC, TTG KREF SA HOLDCO, LLC, GPF REAL ESTATE COINVESTMENT L.P.

By:	/s/ Robert Davies
	Name:	Robert Davies
	Title:	Principal

[Signature Page to Second Amendment Stockholders Agreement]

STOCKHOLDERS:

GARY P. BRINSON

By:	/s/ Timothy J. Dolan
	Name:	Timothy J. Dolan
	Title:	Chief Investment Officer

[Signature Page to Second Amendment Stockholders Agreement]

STOCKHOLDERS:

The President and Board of Trustees of Santa Clara College (dba Santa Clara University)

By:	/s/ John Kerrigan
	Name:	John Kerrigan
	Title:	Chief Investment Officer

[Signature Page to Second Amendment Stockholders Agreement]

STOCKHOLDERS:

Makena Capital Holdings B, L.P.

By:	/s/ John Peralta
	Name:	John Peralta
	Title:	Manager — Investor Services

[Signature Page to Second Amendment Stockholders Agreement]